UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2023

Home Plate Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40844	86-2858172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1314 New York, NY	10028
(Address of Principal Executive Offices)	(Zip Code)

(917) 703-2312
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	HPLTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HPLT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 30, 2023, Home Plate Acquisition Corp. (the “Company”) issued an aggregate of 3,650,000 shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”) to Home Plate Sponsor LLC (the sponsor of the Company), Michael A. DeSimone, Michele Docharty, Ross Fubini and Rhonda Ramparas, holders of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) (such holders of shares of Class B Common Stock collectively, the “Initial Stockholders”), upon the conversion of an equal number of shares of Class B Common Stock (the “Conversion”). The 3,650,000 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the shares of Class B Common Stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination, as described in the prospectus for the Company’s initial public offering.

Following the Conversion, there are 5,922,935 shares of Class A Common Stock issued and outstanding, and 1,350,000 shares of Class B Common Stock issued and outstanding. As a result of the Conversion, the Initial Stockholders hold approximately 61.6% of the outstanding shares of the Company’s Class A Common Stock.

The issuance of the shares of Class A Common Stock upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01	Regulation FD Disclosure

The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Plate Acquisition Corporation

Date: April 4, 2023	By:	/s/ Daniel Ciporin
	Name:	Daniel Ciporin
	Title:	Chief Executive Officer

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